UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 19, 2025

Graphjet Technology

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41070	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

Lot 3895, Lorong 6D, Kampung Baru Subang

Seksyen U6, 40150 Shah Alam

Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: +60 018 272 7799

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	GTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Board of Directors

On March 19, 2025, the board of directors (the “Board”) of Graphjet Technology (the “Company”) appointed each of Ang Chee Yong, Chen Siow Woon, Pwa Yee Guo, and Tan Song Jie to serve as directors of the Company (collectively, the “Board Appointees”), effective March 20, 2025.

Tan Song Jie will serve as the chairperson of the Company’s Audit Committee, and the Board determined that he  meets the Securities and Exchange Commission’s criteria of an “audit committee financial expert.” At this time, no other Board Appointee has been appointed to any Board committee.

There is no arrangement or understanding between a Board Appointee and any other persons pursuant to such Board Appointee was selected as a director of the Company. There are no transactions in which a Board Appointee has an interest requiring disclosure under to Item 404(a) of Regulation S-K. For their service on the Board, each Board Appointee entered into the Company’s customary indemnification agreement for non-employee directors and will receive RM 2,500 per month.

Biographical information for each of the Board Appointees is set forth below:

Ang Chee Yong

Ang Chee Yong, age 42, is a Licensed Financial Planner with over 15 years of experience in the financial services industry. He has helped over 500 clients and managed more than $10 million in investment assets, guiding individuals, families, and business owners toward financial security. As the Founder and Managing Director of Axeable Strategy Sdn Bhd, he has grown the company, built successful sales teams, and provided strategic business consulting to improve client operations.

Beyond financial advising, Ang is a certified trainer with the Malaysian Financial Planning Council (“MFPC”) and Lions International. He is an external lecturer at Changchun Finance College, China, specializing in Business Management, Entrepreneurship, and Microeconomics. His expertise in financial planning and business development has made him a sought-after speaker and mentor.

He previously held leadership roles at VKA Wealth Planners Sdn Bhd, where he led business development and client acquisition, winning the Best Business Development Director award for three consecutive years. Before that, he worked at VKA Business Advisory Sdn Bhd and Allianz Life Insurance (M) Bhd, consistently ranking as a top performer.

Ang is currently pursuing a Master’s Degree in Financial Planning at the Universiti Putra Malaysia. He holds a Bachelor of Business Information Systems from the Universiti Tunku Abdul Rahmanand (“UTAR”) and a Registered Financial Planner certification from MFPC. He is also an accredited trainer and an active member of professional organizations, including Toastmasters International, Association of Financial Advisers Malaysia, and Lions International. His strengths include leadership, strategic planning, business development, sales training, and financial consulting, making him a key figure in the financial industry.

Chen Siow Woon

Chen Siow Woon, age 45, is a skilled professional with expertise in food science, biochemistry, and research and development. She holds a Master of Science in Food Science and a Bachelor of Science in Biochemistry from the University Kebangsaan Malaysia. Her academic research focused on producing resistant starch and using biochemical applications to slow down fruit ripening.

With over 10 years of experience, she has worked in research and development, product management, and quality control. As an Assistant Research and Development Manager at NEP Malaysia Holdings Sdn Bhd from 2006 to 2017, she managed quality control, product evaluation, laboratory operations, and academic research collaborations. Her expertise includes experimental design, microbial analysis, in vitro toxicity testing, and enzymatic hydrolysis processes. She has also contributed to improving analytical techniques and water quality testing standards.

Besides research, Chen has experience in sales and education. From 2017 to 2019, she worked as a Sales Executive at Yan Yung Tang Malaysia Sdn Bhd, promoting enzyme-based health products. Since 2019, she has been a home tutor, teaching Malay, Mathematics, and Science to primary and secondary students. She is also an art teacher, incorporating creative and sustainable materials into her lessons.

Pwa Yee Guo

Pwa Yee Guo, age 35, is a highly experienced finance professional with expertise in corporate finance, financial advising, taxation, and accounting. As a Certified Practicing Accountant (“CPA”), he has a strong background in financial reporting, risk management, and audit oversight, helping businesses make informed financial decisions.

He has held key leadership roles throughout his career. As a Partner and Co-founder of Takaro Enterprise from 2023 to 2024, he developed business strategies, managed operations, and led financial planning to improve profitability. While working at Hewlett Packard Enterprise from 2017 to 2022 he oversaw financial reporting across multiple countries, ensuring compliance and providing strategic insights. Earlier in his career, he worked as a Tax Accountant at Schlumberger in 2015 and as an Auditor at SJ Grant Thornton from 2012 to 2015, specializing in tax regulations, corporate policies, and financial audits.

He holds a Bachelor of Accounting from UTAR and earned his CPA Australia certification in 2014. His strengths include leadership, team management, client relations, and deep financial expertise, making him a valuable asset in driving business growth.

Tan Song Jie

Tan Song Jie, age 37, is a Chartered Accountant qualified with the Association of Chartered Certified Accountants (“ACCA”) with over 12 years of experience in accounting, auditing, taxation, and financial analysis. He has worked across various industries, including private equity, fund investment, oil and gas, and IT services, and has demonstrated adaptability in managing complex financial matters and supporting business growth.

Most recently, he was a Fund Accountant and Project Manager at Argyle Street Management Limited in Hong Kong from 2019 to 2023. He managed a $600 million plantation asset portfolio, oversaw private equity investments, and handled investor reporting, funding, and restructuring. Before that, he worked at Hewlett Packard Enterprise from 2017 to 2019 as a Financial Analyst for China, Hong Kong, and the Philippines, focusing on financial reporting, forecasting, transfer pricing, tax compliance, and mergers and acquisitions.

Earlier in his career, he was a Statutory and Tax Accountant at Schlumberger in 2017, ensuring compliance with IFRS and tax regulations across North Africa. From 2013 to 2015, he worked as a Senior Executive at Grant Thornton Malaysia, handling audits, IPO assignments, and due diligence.

Tan Song Jie is a member of ACCA and the Malaysian Institute of Accountants. He is also a licensed company secretary registered with the Companies Commission of Malaysia, which further strengthens his expertise in corporate governance and financial management.

Deputy Chief Executive Officer and Chief Financial Officer

On March 19, 2025, the Company appointed Chris Lai Ther Wei, age 42, to the role of Deputy Chief Executive Officer and Chief Financial Officer. Prior to joining the Company, he served as Director at Mercury Securities Sdn Bhd from June 2019 until October 2021 and then Director, Head of Capital Markets, from November 2021 to February 2025. Since 2017, he has advised companies on corporate finance at several notable investment banks in Malaysia, including RHB Investment Bank Berhad and OSK Investment Bank Berhad. During this time, he provided a diverse range of corporate finance advisory services including initial public offering, secondary fund raising, mergers and acquisitions, privatization, independent advice and valuation.

He graduated with a Diploma in Business Studies (Accounting) from Kolej Tunku Abdul Rahman in 2002 and a Bachelor of Science in Applied Accounting from Oxford Brookes University in 2006. He was admitted as a member of the ACCA (UK) on June 30, 2008 and became an ACCA (UK) Fellow on June 30, 2013.

In connection with Chris Lai Ther Wei’s appointment as Deputy Chief Executive Officer and Chief Financial Officer of the Company, he will receive the following compensation:

●	an initial base salary of RM 300,000 per year;

●	an initial allowance of RM 400,000 per year; and

●	an amount of the Company’s Class A ordinary shares, par value $0.0001 per share, equal to RM 500,000.

There are no arrangements or understandings between Chris Lai Ther Wei and any other person pursuant to which he was appointed, nor are there any family relationships between him and any director or executive officer of the Company. He has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHJET TECHNOLOGY

Date: March 26, 2025	By:	/s/ Aiden Lee Ping Wei
	Name:	Aiden Lee Ping Wei
	Title:	Chief Executive Officer

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